GOODWILL AND OTHER INTANGIBLE ASSETS (10K)	12 Months Ended
Dec. 31, 2014
GOODWILL AND OTHER INTANGIBLE ASSETS [Abstract]
GOODWILL AND OTHER INTANGIBLE ASSETS
NOTE 9.	GOODWILL AND OTHER INTANGIBLE ASSETS

Goodwill

Goodwill by segment is as follows:

(In thousands)	Wholesale	Direct-to- Consumer	Total

Balance as of January 1, 2013
Goodwill	$36,772	$9,416	$46,188
Final purchase price allocation and adjustments	6,264	(6,580)	(316)

Balance as of December 31, 2013
Goodwill	43,036	2,836	45,872

Impairment loss during year	—	(981)	(981)

Balance as of December 31, 2014
Goodwill	43,036	2,836	45,872
Accumulated impairment losses	—	(981)	(981)
	$43,036	$1,855	$44,891

Of the goodwill recognized, approximately $21.4 million will be amortized over 15 years for tax purposes giving rise to a future tax deduction.

Goodwill was tested for impairment for the periods presented and an impairment loss of $981,000 was recognized during 2014 within our Direct-to-Consumer segment.  No impairments were recognized during 2013.

During the fourth quarter of 2014, the stock price of our publicly traded common stock decreased by 48% and our Direct-to-Consumer segment recognized lower revenue during the quarter compared to prior year’s fourth quarter.  Given the magnitude of these decreases, we considered these to be triggering events and hired a valuation firm to fair value our reporting units that held the majority of our goodwill.  The valuation firm fair valued our reporting units using both the market approach (by using comparable businesses) and the income approach. Significant inputs were the selection of comparable companies, our five-year forecast and a risk-appropriate discount rate of 18%.  The results of the valuations were that only our Direct-to-Consumer segment in the UK had a carrying book value in excess of its fair value.  Management assessed the amount of implied goodwill within this reporting unit and concluded that its goodwill was fully impaired.  The goodwill that remains in our Direct-to-Consumer segment is associated with our proprietary SVOD channels.

Other Intangibles

A summary of our intangibles and accumulated amortization are as follows:

	December 31, 2014
(In thousands)	Gross Carrying Amount	Accumulated Amortization	Net

Trade name	$10,950	$(1,642)	$9,308
Customer relationships	9,290	(6,039)	3,251
Websites	3,331	(2,211)	1,120
Supplier contracts	1,720	(609)	1,111
Option for future content	900	(418)	482
Leases	400	(400)	—
	$26,591	$(11,319)	$15,272

	December 31, 2013
(In thousands)	Gross Carrying Amount	Accumulated Amortization	Net

Trade name	$10,950	$(913)	$10,037
Customer relationships	9,290	(3,484)	5,806
Websites	2,962	(1,386)	1,576
Supplier contracts	1,720	(338)	1,382
Option for future content	900	(78)	822
Leases	400	(372)	28
	$26,222	$(6,571)	$19,651

Amortization expense for the years ended December 31, 2014 and 2013 was $4.8 million and $5.3 million, respectively.  Costs incurred to develop, upgrade or enhance functionality of websites are capitalized while website operating costs are expensed as incurred.  During the periods ended December 31, 2014 and 2013, we capitalized $437,000 and $173,000 of costs related to our websites, respectively.

As of December 31, 2014, the remaining amortization by year for intangible assets is as follows:

(In thousands)
Year Ended December 31,
Amount

2015	$3,654
2016	2,185
2017	1,849
2018	1,013
2019	913
Thereafter	5,658
$15,272